UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

March 8, 2012 (March 8, 2012)

Date of Report (Date of earliest event reported)

FX ALLIANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35423	20-5845576
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 Third Avenue, 10th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 268-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2012, we reported our fourth quarter and full year 2011 results. Our fourth quarter and full year 2011 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein, and in the presentation slides used in connection with our earnings conference call on March 8, 2012, which are attached hereto as Exhibit 99.2.

Item 7.01	Regulation FD.

A copy of the presentation slides used in connection with our earnings conference call on March 8, 2012 discussed in “Item 2.02 Results of Operations and Financial Condition” is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 2.02 and this item 7.01, including Exhibits 99.1 and 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by FX Alliance Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 8, 2012

99.2	Presentation slides used by registrant in connection with its March 8, 2012 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ALLIANCE INC.

Dated: March 8, 2012	By:	/s/ John W. Cooley
John W. Cooley Chief Financial Officer